Other Income, Net	12 Months Ended
Dec. 31, 2025
Other Income, Net [Abstract]
OTHER INCOME, NET

20. OTHER INCOME, NET

The components of other income are as follows:

	For the year ended December 31,
	2024	2025
	RMB	RMB	USD

Penalty waiver	-	3,079	440
Deposit forfeiture	581	1,131	162
Other income – Subsidy	158	869	124
Others	(521)	(91)	(13)
Total	218	4,988	713

Other income (expense) primarily consists of one-off items that are not expected to recur in the ordinary course of business.